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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 7, 2002


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 9. Regulation FD Disclosure


1. On October 7, 2002 Robert S. Smith, Chief Operating Officer of Friedman, Bilings, Ramsey Group, Inc. was interviewed by Dow Jones & Company regarding Friedman, Billings, Ramsey Group, Inc.'s third quarter 2002 performance. Mr. Smith's statements are attached as Exhibit 99.1. Friedman, Billings, Ramsey Group, Inc.expects to report third quarter 2002 results after the close of the market on October 29, 2002.

Ex. 99.1 Statements by Robert S. Smith, COO, Friedman, Billings,
Ramsey Group, Inc. to Dow Jones & Company, October 7, 2002.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.




Date:  October 7, 2002              By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Chairman & Co-Chief Executive Officer